Financial Results Second Quarter 2012 Exhibit 99.1

Forward-Looking Statements

This presentation contains “forward-looking statements” concerning First BanCorp’s (the “Corporation”) future economic performance. The words or phrases “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “expect,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, uncertainty about whether the Corporation and FirstBank Puerto Rico (“FirstBank”
or “the Bank”)  will be able to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of New
York (the “FED”) and the order dated June 2, 2010 (the “Order”)that FirstBank  entered into with the FDIC and the Office of the Commissioner of Financial Institutions
of Puerto Rico that, among other things, require FirstBank to maintain certain capital levels and reduce its special mention, classified, delinquent and non-performing assets; the risk of being subject to possible additional regulatory actions; uncertainty as to the availability of certain funding sources, such as retail brokered CDs; the
Corporation’s reliance on brokered CDs and its ability to obtain, on a periodic basis, approval from the FDIC to issue brokered CDs to fund operations and provide liquidity in accordance with the terms of the Order; the risk of not being able to fulfill the Corporation’s cash obligations or resume paying dividends to the
Corporation’s stockholders in the future due to the Corporation’s inability to receive approval from the FED to receive dividends from FirstBank or FirstBank’s failure to generate sufficient cash flow to make a dividend payment to the Corporation; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and their impact on the credit quality of the Corporation’s loans and other assets, including the Corporation’s construction and commercial real estate loan portfolios, which have contributed and may continue to contribute to, among other things, the high levels of non-performing assets, charge-offs and the provision expense and may subject the Corporation to further risk from loan defaults and foreclosures; adverse changes in general economic conditions in the
United States and in Puerto Rico, including the interest rate scenario, market liquidity, housing absorption rates, real estate prices and disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources and affect demand for all of the Corporation’s products and services and the value of the
Corporation’s assets; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico and the current fiscal problems and budget deficit of the
Puerto Rico government; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the United States and the U.S. and
British Virgin Islands, which could affect the Corporation’s financial performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; uncertainty about the effectiveness of the various actions undertaken to stimulate the United States economy and stabilize the United States’ financial markets, and the impact such actions may have on the Corporation’s business, financial condition and results of operations;
changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve System, the FDIC, government-sponsored housing agencies and regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expense; risks of not being able to recover the assets pledged to Lehman Brothers Special Financing, Inc.; the impact on the Corporation’s results of operations and financial condition associated with acquisitions and dispositions; a need to recognize additional impairments on financial instruments or goodwill relating to acquisitions; risks that downgrades in the credit ratings of the Corporation’s long-term senior debt will adversely affect the Corporation’s ability to access necessary external funds; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on the Corporation’s businesses, business practices and cost of operations; and general competitive factors and industry consolidation.  The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws.
Investors should refer to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of such factors and certain risks and uncertainties to which the Corporation is subject.

Agenda
Second Quarter 2012 Highlights:
Aurelio Alemán, President & Chief Executive Officer
Second Quarter Results of Operations:
Orlando Berges, Executive Vice President & Chief Financial Officer
Summary
Questions & Answers

SECOND QUARTER 2012 Highlights

Second Quarter 2012 Highlights: ACHIEVED PROFITABILITY
1
st
quarter of profitability achieved since March 2009, through the implementation and execution of strategic plan.
Focused on the following levers to return to profitability:
Reduction of non-performing and classified assets;
Profitable loan growth;
Core deposit growth;
Non-interest income growth;
Improve efficiencies;
NIM expansion; and
Continued strengthening of governance and risk management.

$9.4 million of net income; Diluted EPS $0.05

Taking advantage of opportunities within market
Second Quarter 2012 Highlights: MARKET
OPPORTUNITIES
Puerto Rico showing signs of improvement; projected positive GNP growth of 0.9% for 2012
Growing core deposits through focus on enhancing relationships with responsive team and product offerings
Transaction banking business developed to increase non-interest income
Re-energizing loan production in key focus areas:  consumer, auto, residential mortgages & small commercial

First BanCorp

$840
$720
$600
$480
$360
$240
$120
$-
569
2
265
23
139
140
768
1
445
25
149
148
680
2
341
14
163
160
569
7
230
10
160
162
838
10
381
16
203
194
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
Residential
Consumer
Construction
Commercial and Industrial
Commercial Real Estate

Second Quarter 2012 Highlights:
LOAN
PORTFOLIO
DIVERSIFICATION
($ in millions)
Loan Portfolio
Loan Originations
Significant  commercial loan maturities and pay-offs
during Q2 offset by the increase in Consumer due to
the credit card portfolio acquisition.
$-
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
2,881
2,874 2,874 2,799
2,764
1,612 1,577 1,562
1,553
1,950
516
474
428
399
365
4,166
4,123
4,131
4,044
3,738
1,591
1,585
1,565
1,501 1,479
21
14
16
44 60
Residential Consumer
Construction Commercial and Industrial
Commercial Real Estate Loans Held for Sale
10,786
10,647
10,575
10,340 10,357
Implementing strategies to increase Consumer and
Residential Mortgage loan originations
Strong origination activity in Q2 vs. Q1:
Residential mortgages increased $32 million 20%
Consumer: Auto loans increased $29 million 25%
Consumer: Personal loans increased $13 million 31%
Consumer: Credit card utilization activity of $34 million
C&I loan originations increased $151 million 66%

Acquisition of $406 million credit card portfolio
Second Quarter 2012 Highlights: CREDIT
CARD
PORTFOLIO
On May 31, 2012, completed purchase of a $406 million FirstBank-branded consumer credit card portfolio from FIA Card Services, N.A.
The portfolio consists of approximately 140,000 active credit card relationships.
Recorded at an initial fair value of approximately $369 million, and recognized an intangible asset of $24.4 million.
Diversifies revenue streams and the composition of the loan portfolio.
Provides significant opportunity to broaden and deepen relationships with customers and accelerates cross sell targets.
Positive contributor to NIM, non-interest income and efficiency ratio since first month of operation.

Successful execution of deposit growth strategy; deposits (net of brokered CDs) grew $148 million or 2%; we achieved this while reducing the cost of deposits net of brokered from
1.11% to 0.99%.
Continue expanding electronic services offering to support deposit growth strategy including electronic banking and mobile banking enhancements
Reduced reliance on brokered deposits
35% of deposits are brokered, a decrease of $156 million or 4% compared to Q1 2012
9
($ in millions)
Deposits, Net of Brokered CDs Total Deposit Composition
Second Quarter Highlights: DEPOSIT
MIX
$-
$6,500
Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012
2,476
2,584
2,654
2,782
2,826
772
866
915
963
959
2,137
2,195
2,126
2,055
2,066
481
520
481
487
584
$5,866
$6,164 $6,176
$6,286
$6,434
Retail Commercial CDs & IRAs Public Funds
Interest
Bearing
57%
Non-interest
Bearing
8%
Brokered CDs
35%

SECOND QUARTER 2012 Results of Operations

Interest income 153,652 $   152,107 $   1,545 $
Interest expense 44,947         50,241         (5,294)
Net interest income 108,705      101,866      6,839
Provision for loan and lease losses 24,884         36,197         (11,313)
Non-interest income 16,513         14,711         1,802
Equity in losses of unconsolidated entities (2,491)          (6,236)          3,745
Total non-interest income 14,022         8,475           5,547
Personnel expense 31,101         31,611         (509)
Occupancy and equipment expense 15,181         15,676         (495)
Insurance and supervisory fees 13,302         13,008         294
REO expense 6,786           3,443           3,343
Other operating expenses 20,572         21,455         (839)
Pre-tax income (loss) 10,901         (11,049)       17,139
Income tax expense 1,545           2,133           (588)
Net income (loss) 9,356 $        (13,182) $    22,537 $
Adjusted Pre-tax, pre-provision income 37,913 $     34,797 $     3,116 $
Fully diluted EPS 0.05 $          (0.06) $         0.11 $
Book value per share 6.72 $          6.65 $          0.07 $
Tangible book value per share 6.42 $          6.46 $          (0.04) $
Common stock price 3.96 $          4.40 $          (0.44) $
Net Interest Margin (GAAP) 3.46% 3.20% 0.26%
Efficiency ratio 70.7% 77.2% (6.5%)
11
($ in thousands, except per share data)
Select Financial Information
Q2 2012 Q1 2012 Variance
Results of Operations: SECOND QUARTER
2012 FINANCIAL
HIGHLIGHTS

■

■

–

–

–

Non Interest Income *
Net Interest Income
NIM (GAAP)
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$-
40.4
18.3
13.0
14.7
16.5
2.60
2.75
2.94
3.20
3.46
94.4
94.3
98.5
101.9
108.7
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12

Net interest income
growth of 7% and 15%
when compared to Q1
2012 and Q2 2011,
respectively.
Revenue growth due to:
Growth in higher yield
consumer loan
segment  including
$406 million credit card
portfolio acquisition in
May 2012;
Growth in core
deposits of $148
million; and
Reduction in cost of
funds.
* Non interest income is net of debentures
Results of Operations:
REVENUE GROWTH &
MARGIN
EXPANSION

The average rate paid on non-brokered
deposits, including interest-bearing
checking accounts, savings and retail
CDs, declined by 12 basis points to
1.13% during the second quarter while
the average volume increased by $114.0
million.
Cost of total deposits net of brokered
also decreased to 0.99% from 1.11% in
Q1 2012
Cost of other borrowed funds declined 20 basis points due to:
The maturity of a $100 million repurchase agreement that carried a cost of 4.38%;
The maturity of a $40 million public fund CD that carried a cost of 4.66%;
The prepayment of a $15.4 million medium-term note that carried a cost of 6%; and
Growth in core deposits
Further reductions in interest expense and the average cost of funds could be realized during 2012, as maturing brokered CDs and advances are renewed at lower current rates.
$2.2 billion of brokered CDs at an average cost of 2.04% mature in the next twelve months.  (Renewals at current rates range between 75 and 125 basis points).
Cost of Deposits
1.54%
1.48%
1.39%
1.25%
1.13%
1.35%
1.32%
1.23%
1.11%
0.99%
0.00%
2.00%
2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
Interest Bearing Deposits, Net of Brokered CDs
Total Deposits, Net of Brokered CDs
Results of Operations: COST OF FUNDS

Q1 12	Q2 12	$ Δ	% Δ

Commercial Non-performing Loans[1]				
	Book Value	Accumulated Charge-offs	Reserves	Net Carrying Amount[2]
C & I	$255.3	$102.6	$68.5	52.2%
Construction	202.1	124.7	39.8	49.7%
CRE	239.9	22.9	36.5	77.4%
Total	$697.3	$250.2	$144.8	58.3%

1,639
1,066
$1,790
$1,701
$1,669
$1,562
$1,410
$1,390
$1,377
$1,337 $1,332
$1,308
$-
$1,800
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12
Loans Held for Sale
Repossessed Assets & Other
Non-performing Loans
Reduced NPLs by 35% since peak in  1Q 2010
Reduced exposure to construction loans by 70%
since peak, a major driver of losses
Stabilized migration to NPL
OREO increased $30MM mainly due to foreclosed
commercial properties as a result of Special Asset
Group’s workout / legal strategies
Commercial NPLs are being carried at 58% of
unpaid principal balance, net of specific reserves
($ in millions)
1 As of  June 30, 2012
2 Net Carrying Amount = % of unpaid principal balance net of reserves and accumulated charge-offs
Non-performing Assets
Residential 341 $     333 $     (8) $    (2%)
Consumer 39           35           (4)        (10%)
C&I and CRE 508         495         (13)     (3%)
Construction 231         202         (29)     (13%)
NPLs 1,119     1,066     (54)     (5%)
Repossessed Assets 148         178         30       20%
Other 65           65           -     0%
NPAs 1,332 $  1,308 $  (24) $  (2%)

Results of Operations: ASSET
QUALITY

Results of Operations: NET CHARGE-OFFS & ALLOWANCE COVERAGE

($ in millions)
Total net charge-offs for 2Q 2012 were $51.7 million
or 2.03% of average loans on an annualized basis, a
$5.5 million increase compared to 1Q 2012:
– CRE loans net charge-offs were $6.3 million, up
from $3.6 million, the increase related to
foreclosures.
– C&I loans net charge-offs were $8.4 million, or an
annualized 0.9% of related average loans, down
from $12.7 million
– Residential Mortgages: $14.2 million, or an
annualized 2.0% of related average loans, up from
$5.7 million, due to a higher level of properties
subject to updated appraisals.
Net Charge-offs
Allowance coverage ratio of 4.4%
$80
The increase in charge-offs for the quarter did not
represent a need for additional provision since 67%
of the commercial and construction charge-offs
recorded in the quarter were against previously
established reserves.
ALLL & Coverage Ratios
*  Annualized
$
$90
2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
9
16
9
6
14
10
9
8
9
8
11
23
17
13
8
3
3
14
4
6
47
17
19
15
15
Construction
Commercial Real Estate
Commercial and Industrial
Consumer
Residential
$541
$520
$494
$484
$457
5.02%
4.89%
4.68%
4.70%
4.44%
2.91%
2.50%
2.55%
1.78%
2.03%
0.0%
2.0%
4.0%
6.0%
$-
$200
$400
$600
2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
ALLL ALLL to Loans NCOs to Average Loans *
$80
$68 $68
$46
$52
Net Charge-offs

Results of Operations:
CAPITAL
POSITION
The Corporation’s total stockholders’ equity amounted to $1.45 billion as of June 30, 2012, an increase of $15.9 million from March 31, 2012, driven by internal capital generation including the net income of $9.4 million
The capital levels continue to be strong as First BanCorp executes on its strategic plan.
Capital Ratios
12.4%
17.4%
17.3%
11.1%
16.0%
16.0%
8.0%
12.3%
12.5%
4.9%
13.1% 13.1%
3.8%
10.2%
10.3%
0.0%
5.0%
10.0%
15.0%
20.0%
Q2 11 Q3 11 Q4 11 Q1 12 Q2 12
Total Capital
Tier 1
Leverage
Tier 1 Common
Tangible Common

SECOND QUARTER 2012 Summary

Summary
Strong capital position:
– Total capital, Tier 1 capital and Leverage ratios of the Corporation of 17.3%, 16.0% and 12.5%, respectively.
Provision for loan and lease losses of $25 million, down $11 million.
Stable asset quality:
– Non-performing assets - decreased by $24 million.
– Non-performing loans - decreased by $54 million.
Net income of $9.4 million is the first quarterly profit since 2009 first quarter.
Growth in Net Interest Income and Margin:
– Net interest income, excluding fair value adjustments, increased by $6.6 million.
– Net interest margin, excluding fair value adjustments, increased by 24 basis points to 3.44%.
Re-entered the credit card business with the acquisition of an approximate $406 million portfolio of First
Bank-branded credit card accounts from FIA Card Services (FIA).
Strong loan originations amounted to $838 million for the second quarter, excluding the purchase of the credit card portfolio.
Growth of $148 million in deposits, net of brokered CDs, while brokered CDs decreased by $156 million.

SECOND QUARTER 2012 Q&A

EXHIBITS

Average loans & leases:
Residential mortgage loans (6,359)                 (0.26%) (1,918)
Construction loans (33,156)               0.10% (103)
C&I and commercial mortgage loans (295,723)            0.05% (2,322)
Consumer loans 132,622              0.67% 6,247
Total average loans (206,017)            0.18% 1,818
Average total interest-earning assets (153,737)            0.12% 1,803
Interest-bearing liabilities:
Brokered CDs (163,139)            (0.12%) 1,930
Other interest-bearing deposits 114,031              (0.12%) 1,315
Other borrowed funds (79,747)               (0.20%) 1,248
Average total interest-bearing liabilities (148,108)            (0.15%) 4,706
Increase in net interest income * 6,509 $
21
Q1 vs. Q2 Change in Average Interest Earning Assets & Interest Bearing Liabilities
* On a tax equivalent basis and excluding valuations
$ in % in
Average Average
Volume Rate
Net Interest
Income
Changes
Results of Operations:
SECOND
QUARTER
KEY
MARGIN
DRIVERS

June 30, March 31, December 31,
September 30, June 30,
2012 2012 2011 2011 2011
Tangible Common Equity
(In thousands, except ratios and per share information)
Total equity - GAAP $        1,448,959 $        1,433,023 $        1,444,144 $           986,847 $        1,009,578
Preferred equity (63,047) (63,047) (63,047) (430,498) (428,703)
Goodwill (28,098) (28,098) (28,098) (28,098) (28,098)
Purchased credit card relationship (24,342) - - - -
Core deposit intangible (10,512) (11,100) (11,689) (12,277) (12,866)
Tangible common equity $        1,322,960 $        1,330,778 $        1,341,310 $           515,974 $           539,911
Total assets - GAAP $      12,913,650 $      13,085,623 $      13,127,275 $      13,475,572 $      14,113,973
Goodwill (28,098) (28,098) (28,098) (28,098) (28,098)
Purchased credit card relationship (24,342) - - - -
Core deposit intangible (10,512) (11,100) (11,689) (12,277) (12,866)
Tangible assets $      12,850,698 $      13,046,425 $      13,087,488 $      13,435,197 $      14,073,009
Common shares outstanding 206,134 206,134 205,134 21,304 21,304
Tangible common equity ratio 10.29% 10.20% 10.25% 3.84% 3.84%
Tangible book value per common share 6.42 $                6.46 $                6.54 $                24.22 $               25.34 $
Tangible Equity:
Tangible Assets:
22
Use of Non-GAAP Financial Measures
Basis of Presentation
Use of Non-GAAP Financial Measures
This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release.
Tangible Common Equity Ratio and Tangible Book Value per Common Share
The tangible common equity ratio and tangible book value per common share are non-GAAP measures generally used by the financial community to evaluate capital adequacy. Tangible common equity is total equity less preferred equity, goodwill, core deposit intangibles and purchased credit card relationship intangible. Tangible assets are total assets less goodwill, core deposit intangibles and purchased credit card relationship intangible. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Neither tangible common equity nor tangible assets, or the related measures should be considered in isolation or as a substitute for stockholders’ equity, total assets or any other measure calculated in accordance with GAAP. Moreover, the manner in which the Corporation calculates its tangible common equity, tangible assets and any other related measures may differ from that of other companies reporting measures with similar names.

Use of Non-GAAP Financial Measures
Basis of Presentation
Use of Non-GAAP Financial Measures
This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release.
Tier 1 Common Equity to Risk-Weighted Assets Ratio
The Tier 1 common equity to risk-weighted assets ratio is calculated by dividing (a) tier 1 capital less non-common elements including qualifying perpetual preferred stock and qualifying trust preferred securities by (b) risk-weighted assets, which assets are calculated in accordance with applicable bank regulatory requirements. The Tier 1 common equity ratio is not required by GAAP or on a recurring basis by applicable bank regulatory requirements. However, this ratio will be required under Basel III capital standards as proposed.  Management is currently monitoring this ratio, along with the other ratios discussed above, in evaluating the Corporation’s capital levels and believes that, at this time, the ratio may be of interest to investors.
Tier 1 Common Equity to Risk-Weighted Assets
(Dollars in thousands)
June 30, March 31, December 31,
September 30, June 30,
2012 2012 2011 2011 2011
Total equity - GAAP 1,448,959 $       1,433,023 $       1,444,144 $       $           986,847 $        1,009,578
Qualifying preferred stock (63,047) (63,047) (63,047) (430,498) (428,703)
Unrealized gain on available-for-sale securities
(1)
(26,623) (20,233) (19,234) (13,957) (12,659)
Disallowed deferred tax asset
(2)
(41) (25) - (267) (272)
Goodwill (28,098) (28,098) (28,098) (28,098) (28,098)
Core deposit intangible (10,512) (11,100) (11,689) (12,277) (12,866)
Cumulative change gain in fair value of liabilities
accounted for under a fair value option - (2,434) (2,009)
(952) (1,889)
Other disallowed assets (2,917) (807) (922)
(907) (808)
Tier 1 common equity
$        1,317,721 $        1,307,279 $        1,319,145 $           499,890 $           524,283
Total risk-weighted assets
$      10,046,284 $        9,947,559 $      10,180,226 $      10,432,804 $      10,630,162
Tier 1 common equity to risk-weighted assets ratio
13.12% 13.14% 12.96% 4.79% 4.93%
As of
Tier 1 Common Equity:
1-  Tier 1 capital excludes net unrealized gains (losses) on available-for-sale debt securities and net unrealized gains on available-for-sale equity securities with readily determinable fair values, in accordance with regulatory risk-based capital guidelines.  In arriving at
Tier 1 capital, institutions are required to deduct net unrealized losses on available-for-sale equity securities with  readily determinable fair values, net of tax.
2-  Approximately $12 million of the Corporation's deferred tax assets at June 30, 2012 (March 31, 2012 - $12 million; December 31, 2011 - $13 million;
September 30, 2011 - $12 million; June 30, 2011 - $11 million) was included without limitation in regulatory capital pursuant to the risk-based capital guidelines, while approximately $41k of such assets at June 30, 2012 (March 31, 2012 - $25k; December 31, 2011 - $0; September 30, 2011 - $0.3 million;
June 30, 2011 - $0.3 million) exceeded the limitation imposed by these guidelines and, as "disallowed deferred tax assets," was deducted in arriving at Tier 1 capital.
According to regulatory capital guidelines, the deferred tax assets that are dependent upon future taxable income are limited for inclusion in Tier 1 capital to the lesser of: (i) the amount of such deferred tax asset that the entity expects to realize within one year of the calendar quarter end-date, based on its projected future taxable income for that year, or (ii) 10% of the amount of the entity's
Tier 1 capital.  Approximately $7 million of the Corporation's other net deferred tax liability at June 30, 2012 (March 31, 2012 - $7 million;
December 31, 2011 - $8 million; September 30, 2011 - $7 million; June 30, 2011 - $5 million) represented primarily the deferred tax effects of unrealized gains and losses on available-for-sale debt securities, which are permitted to be excluded prior to deriving the amount of net deferred tax assets subject to limitation under the guidelines.

Use of Non-GAAP Financial Measures
Basis of Presentation
Use of Non-GAAP Financial Measures
This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release.
Adjusted Pre-Tax, Pre-Provision Income
One non-GAAP performance metric that management believes is useful in analyzing underlying performance trends, particularly in times of economic stress, is adjusted pre-tax, pre-provision income.  Adjusted pre-tax, pre-provision income, as defined by management, represents net (loss) income excluding income tax expense (benefit), the provision for loan and lease losses, gains on sale and OTTI of investment securities, fair value adjustments on derivatives and liabilities measured at fair value, equity in earnings or losses of unconsolidated entities as well as certain items identified as unusual, non-recurring or non-operating.
From time to time, revenue and expenses are impacted by items judged by management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that management believes that a complete analysis of its Corporation’s performance requires consideration also of results that exclude such amounts. These items result from factors originating outside the Corporation such as regulatory actions/assessments, and may result from unusual management decisions, such as the early extinguishment of debt.
Pre-Tax, Pre-Provision Income
(Dollars in thousands)
June 30, March 31, December 31, September 30, June 30,
2012 2012 2011 2011 2011
Income (loss) before income taxes
$            (11,049) $            (14,600) $       (21,158) $      (12,318)
Add: Provision for loan and lease losses 36,197 41,987 46,446 59,184
Less: Net loss (gain) on sale and OTTI of investment securities 1,207 1,014 (12,156) (21,342)
Add: Unrealized (gain) loss on derivatives instruments and liabilities measured at fair value (283) 1,746 2,555 1,162
Add: Contingency adjustment - tax credits 2,489 - - -
Add: Loss on early extinguishment of borrowings - - 9,012 1,823
Add: Equity in losses (earnings) of unconsolidated entities 6,236 (1,666) 4,357 1,536
Adjusted Pre-tax, pre-provision income (1) $              34,797 $               28,482 $         29,056 $       30,045
Change from most recent prior quarter - amount 3,116 $                6,315 $                (574) $                  (989) $            (11,920) $
Change from most recent prior quarter - percent 9.0% 22.2% -2.0% -3.3% -28.4%
Quarter Ended
$              10,901
24,884
143
(506)
2,491
$              37,913